UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 20, 2009
(Date of earliest event reported: August 16, 2009)


Genesis Electronics Group, Inc.
(Exact name of registrant as specified in its charter)

      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)

5555 Hollywood Blvd.
Suite 303
Hollywood, FL 33021
(Address of principal executive offices (zip code)

(954) 272-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.   CHANGES IN CERTIFYING ACCOUNTANT

(a) On August 16, 2009, Lawrence Scharfman & Co., CPA P.A., its independent public accountant, resigned due to the revocation of their registration with the Public Company Accounting Oversight Board.

     Lawrence Scharfman & Co., CPA P.A. reports on the registrant's financial statements for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Lawrence Scharfman & Co., CPA P.A. did not report on the registrant's financial statements for the year ended December 31, 2007.

During the registrant's most recent fiscal year, December 31, 2008, and the subsequent period through the date of resignation, August 16, 2008 through September 22, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Lawrence Scharfman & Co., CPA P.A., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304
(a)(1)(iv) of Regulation S-K.

(b) On August 16, 2009, the board of directors of the registrant engaged the accounting firm of Larry O'Donnell CPA as principal accountants of registrant for the fiscal year ended December 31, 2008. During the registrant's two most recent fiscal years and subsequent interim periods where Larry Scharfman & Co., CPA, PA was the auditor, prior to August 16, 2009, in the annual report dated December 2008 and 2009, and including the interim quarters of March 31, 2008 and 2009, June 30, 2008 and 2009 and September 30, 2008, the registrant did not consult with Larry O'Donnell with respect to the registrant regarding
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as such term is described in Item 304(a)(1)(v) or Regulation S-
K), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

During the registrant's two most recent fiscal years and subsequent interim periods where Larry Scharfman & Co., CPA, PA was the auditor, prior to August 16, 2009, in the annual report dated December 2008 and 2009, and including the interim quarters of March 31, 2008 and 2009, June 30, 2008 and 2009 and September 30, 2008, there were no consultations with Larry O'Donnell prior to August 16, 2009, the date upon which Larry O'Donnell was engaged, except for matters related to the audit for December 31, 2007 and 2008.

Despite repeated attempts and delivery of this Form 8-K, the registrant was unable to contact the prior auditor and was unable to have the required Exhibit 16 letter signed on their behalf.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 2, 2009

GENESIS ELECTRONICS GROUP, INC.

By:     /s/Edward C. Dillon
        ------------------
Name:   Edward C. Dillon
Title:  Chief Executive Officer